EXHIBIT NO. EX-99.g.1.c

                                    JPMorgan
                               Securities Lending

                           THE UBS RELATIONSHIP FUNDS

                             APPROVED U.S. BORROWERS

Borrower Name                                               Approved Credit Limit ($)
--------------                                              -------------------------
ABN AMRO Inc.                                                             100,000,000
Barclays Capital, Inc.                                                    100,000,000
Bear Stearns & Co.                                                        500,000,000
BNP Paribas Securities Corp.                                              100,000,000
CIBC World Markets Corp.                                                  100,000,000
Citigroup Global Markets Inc.                                             300,000,000
Credit Suisse First Boston Corp.                                          100,000,000
Deutsche Bank Securities Inc.                                             500,000,000
Dresdner Kleinwort Wasserstein Securities LLC                             200,000,000
Goldman Sachs & Co.                                                       800,000,000
ING Financial Markets LLC                                                 100,000,000
J.P. Morgan Securities, Inc.                                              100,000,000
JPMorgan Chase Bank, N.A.                                                 100,000,000
Lehman Brothers, Inc.                                                     800,000,000
Merrill Lynch Pierce Fenner & Smith Inc.                                  200,000,000
Morgan Stanley & Co., Inc. *                                              800,000,000
Morgan Stanley Securities Services, Inc. *                                800,000,000
Nomura Securities International, Inc.                                     300,000,000
Paloma Securities LLC                                                     100,000,000
Pershing LLC                                                              100,000,000
Raymond James & Associates, Inc.                                           50,000,000
SG Americas Securities LLC                                                100,000,000

* Limit of $800,000,000 is to be shared between both entities.